EIGHTH   AMENDMENT,   dated  as  of  March   7,   1997   (this
"Amendment"), to the Second Amended and Restated Credit Agreement, dated as of May 5, 1995 (as amended pursuant to the First Amendment thereto dated as of December 22, 1995, the Second Amendment thereto dated as of February 9, 1996, the Third Amendment thereto dated as of May 13, 1996, the Fourth Amendment and Consent thereto, dated as of July 29, 1996, the Fifth Amendment thereto dated as of September 10, 1996, the Sixth Amendment thereto dated as of November 27, 1996, the Seventh Amendment and Waiver thereto dated as of February 5, 1997 and this Amendment, and as the same may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among AUDIOVOX CORPORATION, a Delaware corporation (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (collectively, the "Lenders"; individually, a "Lender") and THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative and collateral agent for the Lenders (in such capacity, the "Agent").


                              W I T N E S S E T H :


     WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

                  WHEREAS, the Borrower intends to enter into a joint venture with ASA Corporation ("ASA") pursuant to which (i) the Borrower and ASA will form a Delaware limited liability company under the name "Audiovox Specialized Applications LLC" (the "ASA Joint Venture Company"), (ii) each of the Borrower and ASA will own 50% of the outstanding Capital Stock of the ASA Joint Venture Company, (iii) Audiovox will contribute or transfer to the ASA Joint Venture Company approximately $4,600,000 in cash and approximately $3,000,000 in assets of its Heavy Duty Sound Division and (iv) ASA will contribute to the ASA Joint Venture Company approximately $10,700,000 in assets (collectively, the "ASA Joint Venture Transactions");

                  WHEREAS, the Borrower has requested that the Lenders amend certain terms in the Credit Agreement in the manner provided for herein in connection with the ASA Joint Venture Transactions; and

     WHEREAS, the Agent and the Lenders are willing to agree to the requested amendment;

                  NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

                  1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Credit Agreement and used herein (and in the recitals hereto) as defined terms are so used as so defined.

                  2. Amendment of Subsection  1.1.  Subsection 1.1 of the Credit
Agreement  is  hereby   amended  by  adding  a  new  definition  in  the  proper
alphabetical order to read in its entirety as follows:

     "Eight Amendment": the Eighth Amendment to this Agreement, dated as of March 7, 1997.

     3. Amendment of Subsection 9.6. Subsection 9.6 of the Credit Agreement is hereby amended --------------------------- as follows:

     (a) by deleting the word "and" at the end of paragraph (g) thereof;


1197X102.WPD
                                  Exhibit 10.2

                    (b) by deleting "." at the end of paragraph (h) thereof and substituting in lieu thereof, "; and"; and

                    (c) by adding the following new paragraph at the end thereof:

                  "(i) the sale or  transfer  of the  assets  of the  Borrower's
                  Heavy Duty Sound Division in connection with the ASA Joint Venture Transactions (as defined in the Eight Amendment)."

                  4. Amendment of Subsection 9.9. Subsection 9.9 of the Credit Agreement is hereby amended by (a) inserting after clause (ii) in paragraph (f) a new clause to read as follows: "and (iii) Investments not exceeding $7,600,000 in the aggregate in connection with the ASA Joint Venture Transactions (as defined in the Eighth Amendment)" and (b) by inserting the words "pursuant to clauses (i) and (ii) above" after the phrase "Investments and acquisitions" appearing in the proviso to such paragraph.

                  5. Representations and Warranties. On and as of the date hereof, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 6 of the Credit Agreement mutatis mutandis, except to the extent that such representations and warranties expressly relate to a specific earlier date in which case the Borrower hereby confirms, reaffirms and restates such representations and warranties as of such earlier date.

                  6. Effectiveness. This Amendment shall become effective as of the date first written above upon receipt by the Agent of counterparts of this Amendment duly executed by the Borrower and the Required Lenders.

                  7. Continuing Effect; No Other Amendments. Except as expressly provided herein, all of the terms and provisions of the Credit Agreement are and shall remain in full force and effect. The amendment provided for herein is limited to the specific subsection of the Credit Agreement specified herein and shall not constitute a consent, waiver or amendment of, or an indication of the Agent's or the Lenders' willingness to consent to any action requiring consent under or to waive or amend, any other provisions of the Credit Agreement or the same subsection for any other date or time period (whether or not such other provisions or compliance with such subsections for another date or time period are affected by the circumstances addressed in this Amendment).

                  8. Expenses. The Borrower agrees to pay and reimburse the Agent for all its reasonable costs and out-of-pocket expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

                  9. Counterparts. This Amendment may be executed in any number of counterparts by the parties hereto (including by facsimile transmission), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

     10. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

                                          AUDIOVOX CORPORATION


                                          By: s/Charles M. Stoehr
                                              Name:  Charles M. Stoehr
                                              Title:    Senior Vice President


                                          THE CHASE MANHATTAN BANK,
                                             as Agent and as a Lender


                                          By: s/Roland F. Driscoll
                                              Name:  Roland F. Driscoll
                                              Title:  Vice President


                                          FLEET BANK, N.A., as a Lender


                                          By: s/ Steven J. Melicharek
                                              Name:  Steven J. Melicharek
                                              Title:  Senior Vice President


                                          BANK OF BOSTON, as a Lender


                                          By: s/Robert J. Brandow
                                              Name:  Robert J. Brandow
                                              Title:   Director


                                          EUROPEAN AMERICAN BANK,
                                            as a Lender


                                          By: s/Stuart N. Berman
                                              Name:   Stuart N. Berman
                                              Title:  Vice President


                                          THE CIT GROUP/BUSINESS CREDIT, INC.
                                            as a Lender


                                          By: s/Edward A. Jesser
                                               Name:  Edward A. Jesser
                                               Title:   Vice President

                           ACKNOWLEDGEMENT AND CONSENT

     Each of the undersigned corporations (i) as a guarantor under that certain Amended and Restated Subsidiaries Guarantee, dated as of March 15, 1994 (the "Guarantee"), made by each of such corporations in favor of the Collateral Agent and (ii) as a grantor under that certain Amended and Restated Security Agreement, dated as of March 15, 1994 (the "Security Agreement"), made by each of such corporations in favor of the Collateral Agent, confirms and agrees that the Guarantee and the Security Agreement are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects and the Guarantee and the Security Agreement and all of the Subsidiaries Collateral (as defined in the Security Agreement) do, and shall continue to, secure the payment of all of the Obligations (as defined in the Guarantee) and the Secured Obligations (as defined in the Security Agreement), as the case may be, pursuant to the terms of the Guarantee or the Security Agreement, as the case may be. Capitalized terms not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement referred to in the Amendment to which this Acknowledgement and Consent is attached.


QUINTEX COMMUNICATIONS CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Vice President

QUINTEX MOBILE
COMMUNICATIONS CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Vice President


HERMES TELECOMMUNICATIONS
INC.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Secretary/Treasurer

LENEX CORPORATION


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Secretary/Treasurer


AMERICAN RADIO CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President


AUDIOVOX INTERNATIONAL CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Senior Vice President


AUDIOVOX HOLDING CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Secretary

AUDIOVOX CANADA LIMITED


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Vice President


AUDIOVOX ASIA INC.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title:  Vice President


AUDIOVOX LATIN AMERICA LTD.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Vice President


AUDIOVOX COMMUNICATIONS CORP.


By: s/Charles M. Stoehr
     Name:  Charles M. Stoehr
     Title: Secretary


Dated as of March 7, 1997